UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 22, 2015

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-193467	33-1229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9805 Northcross Center Court, Suite H Huntersville, NC	28078
(Address of principal executive offices)	(Zip Code)

704-997-5735

(Registrant’s telephone number, including area code)

Transportnaya Street, 58-7

Nizhneudinsk, Russia

Tel. (702) 605-4427

(Former name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective as of May 22, 2015, Akoustis Technologies, Inc., formerly known as Danlax Corp., a Nevada corporation (the “Company”) dismissed KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm. The Board of Directors of the Company approved the dismissal of KLJ, and approved the engagement of Marcum LLP as our independent registered public accounting firm.

None of the reports of KLJ on our financial statements for the single completed fiscal year since our inception or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended July 31, 2014, and our audited financial statements for the period April 10, 2013 (date of inception) to July 31, 2013, contained in our initial Registration Statement on Form S-1, both filed with the Securities and Exchange Commission, included a going concern qualification in the report of KLJ thereon.

During the Company’s fiscal year ended July 31, 2014 and the period April 10, 2013 (date of inception) to July 31, 2013, and the subsequent interim periods preceding their dismissal, there were no disagreements with KLJ, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KLJ, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements.

The Company provided KLJ with a copy of the disclosures it is making in this Report and has requested that KLJ furnish it with a letter addressed to the SEC stating whether they agree with the above statements. A copy of KLJ’s letter is filed herewith as Exhibit 16.1.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this Report, neither the Company nor anyone on its behalf has previously consulted with Marcum LLP regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from KLJ & Associates, LLP, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKOUSTIS TECHNOLOGIES, INC.

Date: May 29, 2015	By:	/s/ Jeffrey B. Shealy
Name: Jeffrey B. Shealy Title: Chief Executive Officer